                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 14, 1999

                              THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)



    British Columbia, Canada               0-18429                            98-0121376
-------------------------------    ------------------------         ---------------------------------
(State or other jurisdiction of    (Commission File Number)         (IRS Employer Identification No.)
         incorporation)


          4126 Norland Avenue, Burnaby, British Columbia     V5G 3S8
          ----------------------------------------------------------
            (Address of principal executive offices)      (zip code)



Registrant's telephone number, including area code        604-299-9321
                                                  ---------------------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                                      Exhibit Index is on page 3
                                                                     Page 1 of 6

ITEM 5. OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibit No.      Description
        -----------      -----------

        Exhibit 99-1     The Loewen Group Inc. Press Release dated
                         January 14, 1999

        Exhibit 99-2     The Loewen Group Inc. Press Release dated
                         January 14, 1999


                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 1999

                                 THE LOEWEN GROUP INC.



                                 By: /s/ BRADLEY D. STAM
                                    -------------------------------
                                 Name:Bradley D. Stam
                                 Title: Senior Vice President, Law

                                  EXHIBIT INDEX


                                                                   Sequential
Number   Exhibit                                                   Page Number
------   -------                                                   -----------
99-1     The Loewen Group Inc.                                         4
         Press Release dated January 14, 1999

99-2     The Loewen Group Inc.                                         6
         Press Release dated January 14, 1999